Income taxes	9 Months Ended
Sep. 30, 2017
Income taxes
Income taxes

9. Income taxes

Deferred tax assets and liabilities are recognized for the future tax consequences of differences between the carrying amounts and tax bases of assets and liabilities and operating loss carryforwards and other attributes using enacted rates expected to be in effect when those differences reverse. Valuation allowances are provided against deferred tax assets that are not more likely than not to be realized.

We assess our ability to realize deferred tax assets. Changes in future earnings projections, among other factors, may cause us to adjust our valuation allowance on deferred tax assets. Any such adjustments would impact our income tax expense in the period in which it is determined that these factors have changed.

For the nine months ended September 30, 2017, we recorded full valuation allowances against our deferred tax asset and deferred tax liability, resulting in income tax expense of $0.7 million.